UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2012
Stratus Properties Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-19989	72-1211572
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

212 Lavaca St., Suite 300
Austin, Texas	78701
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (512) 478-5788

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 10, 2012, Stratus Properties, Inc. (Stratus) entered into Loan Modification Agreements effective as of September 1, 2012, with American Strategic Income Portfolio Inc., American Select Portfolio Inc. and American Strategic Income Portfolio Inc.-II, under which Stratus extended the maturity dates, reduced the interest rate on five of its seven unsecured term loans and modified the prepayment provisions (the Loan Modification Agreements). The Loan Modification Agreements reduced the interest rate, from 8.750% to 7.250%, and (1) extended the maturity date by three years, from December 31, 2012 to December 31, 2015, on the $3.0 million loan with American Strategic Income Portfolio Inc.-II and on the $3.5 million loan with American Select Portfolio Inc.; (2) extended the maturity date by three and a half years, from June 30, 2013 to December 31, 2016, on the $8.0 million loan with American Strategic Income Portfolio Inc.-II, and (3) extended the maturity by three months, from December 31, 2014 to March 31, 2015, on the $5.0 million loan with American Select Portfolio Inc. and on the $3.5 million loan with American Strategic Income Portfolio Inc., as reflected in the table below:

Lender	Principal Balance	Former Interest Rate	Modified Interest Rate	Former Maturity Date	Modified Maturity Date
American Strategic Income Portfolio Inc.-II	$3,000,000	8.750%	7.250%	12/31/2012	12/31/2015

American Select Portfolio Inc.	3,500,000	8.750%	7.250%	12/31/2012	12/31/2015

American Strategic Income Portfolio Inc.-II	8,000,000	8.750%	7.250%	06/30/2013	12/31/2016

American Select Portfolio Inc.	5,000,000	8.750%	7.250%	12/31/2014	3/31/2015

American Strategic Income Portfolio Inc.	3,500,000	8.750%	7.250%	12/31/2014	3/31/2015

In addition, the Loan Modification Agreements modified the prepayment provisions of the five unsecured term loans, as reflected in the table below:

Lender		Prepayment Provisions
American Strategic Income Portfolio Inc.-II ($3,000,000)	•	Prior to December 31, 2012, Stratus may not prepay the loan.
•
Beginning January 1, 2013, Stratus may prepay the loan, in whole or in part, subject to a reinvestment charge equal to (1) 2% of the principal amount prepaid between January 1, 2013 and December 31, 2013, (2) 1% of the principal amount prepaid between January 1, 2014 through December 31, 2014, and (3) 0% of the principal amount prepaid after December 31, 2014.

American Select Portfolio Inc. ($3,500,000)	•	Prior to December 31, 2012, Stratus may not prepay the loan.
•
Beginning January 1, 2013, Stratus may prepay the loan, in whole or in part, subject to a reinvestment charge equal to (1) 2% of the principal amount prepaid between January 1, 2013 and December 31, 2013, (2) 1% of the principal amount prepaid between January 1, 2014 through December 31, 2014, and (3) 0% of the principal amount prepaid after December 31, 2014.

American Strategic Income Portfolio Inc.-II ($8,000,000)	•	Prior to December 31, 2013, Stratus may not prepay the loan.
•
Beginning January 1, 2014, Stratus may prepay the loan, in whole or in part, subject to a reinvestment charge equal to (1) 2% of the principal amount prepaid between January 1, 2014 and December 31, 2014, (2) 1% of the principal amount prepaid between January 1, 2015 through December 31, 2015, and (3) 0% of the principal amount prepaid after December 31, 2015.

American Select Portfolio Inc. ($5,000,000)	•
Stratus may prepay the loan subject to a reinvestment charge equal to (1) 2% of the principal amount prepaid through March 31, 2013, (2) 1% of the principal amount prepaid between April 1, 2013 through March 31, 2014, and (3) 0% of the principal amount prepaid after March 31, 2014.

American Strategic Income Portfolio Inc. ($3,500,000)	•
Stratus may prepay the loan subject to a reinvestment charge equal to (1) 2% of the principal amount prepaid through March 31, 2013, (2) 1% of the principal amount prepaid between April 1, 2013 through March 31, 2014, and (3) 0% of the principal amount prepaid after March 31, 2014.

Lender		Prepayment Provisions
American Strategic Income Portfolio Inc. ($3,500,000)	•
Stratus may prepay the loan subject to a reinvestment charge equal to (1) 2% of the principal amount prepaid through March 31, 2013, (2) 1% of the principal amount prepaid between April 1, 2013 through March 31, 2014, and (3) 0% of the principal amount prepaid after March 31, 2014.

On September 10, 2012, Stratus also paid in full, including accrued but unpaid interest (1) the $2.0 million unsecured term loan with American Strategic Income Portfolio Inc.-III scheduled to mature on December 31, 2012 and (2) the $7.0 million unsecured term loan with American Strategic Income Portfolio Inc.-III scheduled to mature on June 30, 2013.

All other terms and conditions under each of the loans remained unchanged. Currently, the aggregate principal balance outstanding under the five remaining outstanding unsecured term loans is $23.0 million. The Loan Modification Agreements are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The Exhibits included as part of this Current Report are listed in the attached Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stratus Properties Inc.

By: /s/ Erin D. Pickens
----------------------------------------
Erin D. Pickens
Senior Vice President and
Chief Financial Officer
(authorized signatory and
Principal Financial Officer)

Date: September 12, 2012

Stratus Properties Inc.
Exhibit Index

Exhibit
Number

10.1	Loan Modification Agreement by and between Stratus Properties Inc. and American Strategic Income Portfolio Inc.-II effective as of September 1, 2012 ($3.0 million loan).

10.2	Loan Modification Agreement by and between Stratus Properties Inc. and American Select Portfolio Inc. effective as of September 1, 2012 ($3.5 million loan).

10.3	Loan Modification Agreement by and between Stratus Properties Inc. and American Strategic Income Portfolio Inc.-II effective as of September 1, 2012 ($8.0 million loan).

10.4	Loan Modification Agreement by and between Stratus Properties Inc. and American Select Portfolio Inc. effective as of September 1, 2012 ($5.0 million loan).

10.5	Loan Modification Agreement by and between Stratus Properties Inc. and American Strategic Income Portfolio Inc. effective as of September 1, 2012 ($3.5 million loan).